UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2009 (December 3, 2009)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-33912 (Commission File Number)	04-3308902 (IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts	01852
(address of principal executive offices)	(Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On December 3, 2009, Enterprise Bancorp, Inc. (the “Company”) announced that it had successfully completed its current stock offering composed of a subscription rights offering to its current shareholders and a supplemental community-based offering. The rights offering and the supplemental community offering each commenced on October 22, 2009, with the rights offering closing on November 19th and the supplemental offering closing on December 1st.

Additional details regarding the completion of the rights offering and the supplemental offering are included in the press release regarding this announcement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99 and made a part hereof by this reference.

Item 9.01.                                        Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  The following exhibit is included with this report:

Exhibit 99                                       Press release dated December 3, 2009.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: December 3, 2009	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Chief Financial
Officer and Treasurer